July 23, 2009

DREYFUS STOCK FUNDS - DREYFUS INTERNATIONAL SMALL CAP FUND Supplement to Prospectus dated February 1, 2009

     The Board of Trustees of Dreyfus Stock Funds has approved the liquidation of Dreyfus International Small Cap Fund (the “Fund”), effective on or about September 23, 2009 (the “Liquidation Date”). Accordingly, effective on or about August 21, 2009, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund, if the Fund was established as an investment option under the plans before August 21, 2009.

     Effective on or about August 1, 2009, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares. In addition, the Fund’s redemption fee will be waived on any redemption or exchange of Fund shares, effective on or about August 1, 2009.

     Fund shares held on the Liquidation Date in Dreyfus- sponsored Individual Retirement Accounts (“IRAs”) or Dreyfus- sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.

0500S0709